Transocean Inc. (NYSE: RIG) Monthly Fleet Update

The information contained in this Monthly Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use.  All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration and Dayrates and Risks Associated with Operations.  The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.

Forward-Looking Statement

The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year, in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet Classification.  Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : March 31, 2005
New Firm Contracts and Contract Extensions Noted in Bold
									Current		Current	Previous
Dynamically positioned «	Floater		Yr. Entered	(1)	Water	Drilling			Contract	Estimated(2)	Contract	Contract
Rig Type/Name	Type		Service		Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate (3)	Dayrate(3)

High Specification Floaters:
5th Generation Deepwater (13)
Discoverer Deep Seas	ship	«	2001		10,000	35,000	USGOM	ChevronTexaco	Jan-01	Jan-06	$205,000	N/A
							USGOM	ChevronTexaco	Jan-06	Jan-07	$240,000	$205,000
Discoverer Enterprise	ship	«	1999		10,000	35,000	USGOM	BP	Dec-04	Dec-07	$182,500	$198,600
Discoverer Spirit	ship	«	2000		10,000	35,000	USGOM	Unocal	Sep-00	Sep-05	$204,000	N/A
							USGOM	Shell	Sep-05	Mar-07	$270,000	$204,000
Deepwater Discovery	ship	«	2000		10,000	30,000	Ivory Coast	Vanco	Mar-05	Apr-05	$195,000	$170,000

							Nigeria		Jul-05	planned 14-day shipyard program		$170,000
Deepwater Frontier	ship	«	1999		10,000	30,000	Brazil	Petrobras	Mar-04	Mar-06	$145,000	$158,000
							Brazil		Apr-05	planned 14-day shipyard program		$145,000
Deepwater Millennium	ship	«	1999		10,000	30,000	USGOM	Anadarko	Dec-04	Jun-05	$200,000	$195,000
							USGOM	Anadarko	Jun-05	Dec-05	$230,000	$200,000
Deepwater Pathfinder	ship	«	1998		10,000	30,000	Nigeria	Devon	Dec-04	Apr-06	$190,000	$175,000
Deepwater Expedition (9)	ship	«	1999		10,000	30,000	Brazil	Petrobras	Oct-99	Oct-05	$135,000	N/A
							Brazil		Apr-05	planned 7-day shipyard program		$135,000
Deepwater Horizon	semi	«	2001		10,000	30,000	USGOM	BP	Sep-04	Sep-05	$165,000	$200,000
Cajun Express	semi	«	2001		8,500	25,000	USGOM	Dominion	Dec-04	May-05	$140,000	$125,000
							USGOM	ChevronTexaco	Jun-05	Jun-07	$207,300	$140,000
Deepwater Nautilus (4)	semi		2000		8,000	30,000	USGOM	Shell	Jun-00	Sep-05	$195,100	N/A
							USGOM	Shell	Sep-05	Sep-06	$220,000	$195,100
Sedco Energy	semi	«	2001		7,500	25,000	Nigeria	ChevronTexaco	Nov-04	Apr-05	$175,000	$186,400
Sedco Express (9)	semi	«	2001		7,500	25,000	Brazil		Jan-05	105 day shipyard program / mob		$125,000
							Angola	BP	May-05	May-08	$165,000	$125,000
Other Deepwater (15)
Deepwater Navigator	ship	«	2000		7,200	25,000	Brazil	Petrobras	Sep-04	Jun-05	$99,300	$94,300
							Brazil		Jul-05	planned 45-day shipyard program		$99,300
							Brazil	Shell	Aug-05	Sep-05	$145,000	$99,300
								Shell	Sep-05	Oct-05	$113,000	$145,000
								Shell	Oct-05	Jan-06	$210,000	$113,000
Discoverer 534	ship	«	1975/1991		7,000	25,000	India	Reliance	Jan-05	Jul-05	$98,300	$110,000
							India	Reliance	Jul-05	Sep-05	$110,000	$98,300
							India	Reliance	Sep-05	Dec-05	$175,000	$110,000
Discoverer Seven Seas	ship	«	1976/1997		7,000	25,000	India	ONGC	Feb-04	Feb-07	$125,000	$125,000
Transocean Marianas	semi		1998		7,000	25,000	USGOM	Murphy	Dec-04	Apr-05	$150,000	$90,000
							USGOM	BP	Apr-05	Nov-05	$180,000	$150,000
Sedco 707 (9)	semi	«	1976/1997		6,500	25,000	Brazil	Petrobras	Feb-04	Nov-05	$100,000	$100,000
							Brazil		Jul-05	planned 20-day shipyard program		$100,000
Jack Bates	semi		1986/1997		5,400	30,000	Australia	Woodside	Feb-05	Oct-05	$89,000	$125,000
Peregrine I (5)	ship	«	1996		5,280	25,000	Brazil		Apr-04	idle		$70,000
Sedco 709	semi	«	1977/1999		5,000	25,000	Ivory Coast	CNR	Jan-05	Apr-05	$80,000	$70,000
M.G. Hulme, Jr. (6)	semi		1983/1996		5,000	25,000	Nigeria		Nov-04	idle		$85,000
Transocean Richardson	semi		1988		5,000	25,000	Ivory Coast	CNR	Oct-03	Dec-05	$85,000	$45,000
Jim Cunningham	semi		1982/1995		4,600	25,000	Egypt	BG	Feb-05	Aug-05	$65,000	$65,000
							Egypt	BG	Sep-05	Mar-06	$155,000	$65,000
Sedco 710 (9)	semi	«	1983		4,500	25,000	Brazil	Petrobras	Oct-01	Oct-06	$109,500	$71,000
Transocean Rather	semi		1988		4,500	25,000	UKNS	BP	Feb-05	Oct-05	$165,000	$95,000
							UKNS	BP	Oct-05	Dec-05	$190,000	$165,000
							UKNS	BP	Dec-05	Feb-06	$165,000	$190,000
Transocean Leader (10)	semi		1987/1997		4,500	25,000	Norway	Statoil	Jul-04	Feb-06	$173,500	$107,500
Sovereign Explorer	semi		1984		4,500	25,000	Venezuela	Statoil	Dec-04	Apr-05	$65,000	$65,000
							Trinidad	BG	Apr-05	Sep-05	$65,000	$65,000
Other High Specification (4)
Henry Goodrich (12)	semi		1985		2,000	30,000	E. Canada	Terra Nova	Feb-04	Feb-06	$106,600	$116,600
							E. Canada		Feb-05	planned 40-day shipyard program		$106,600
Paul B. Loyd, Jr.	semi		1987		2,000	25,000	UKNS	BP	Mar-05	Mar-07	$144,000	$120,000
Transocean Arctic	semi		1986		1,650	25,000	NNS	Statoil	Aug-04	Mar-06	$168,000	$200,000
Polar Pioneer	semi		1985		1,500	25,000	NNS	Statoil	Nov-04	Jul-06	$170,000	$110,200

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : March 31, 2005
New Firm Contracts and Contract Extensions Noted in Bold
									Current		Current	Previous
Dynamically positioned «	Floater		Yr. Entered	(1)	Water	Drilling			Contract	Estimated (2)	Contract	Contract
Rig Type/Name	Type		Service		Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate (3)	Dayrate (3)
Other Floaters (24)
Peregrine III	ship	«	1976		4,200	25,000	USGOM			idle		N/A
Sedco 700	semi		1973/1997		3,600	25,000	E. Guinea	A. Hess	Jan-05	Jan-06	$90,000	$84,000
Transocean Legend	semi		1983		3,500	25,000	Enroute		Jan-05	under tow to Singapore		$55,000
Transocean Amirante	semi		1978/1997		3,500	25,000	USGOM	ENI	Feb-05	Aug-05	$86,800	$50,000
							USGOM	Remington	Aug-05	Feb-06	$102,500	$86,800
C. Kirk Rhein, Jr.	semi		1976/1997		3,300	25,000	USGOM		Mar-02	idle		$63,500
Transocean Driller (9)	semi		1991		3,000	25,000	Brazil	Petrobras	Sep-04	Jul-06	$53,000	$52,000
							Brazil		Apr-05	planned 10-day shipyard program		$53,000
Falcon 100	semi		1974/1999		2,400	25,000	USGOM	LLOG	Feb-05	Jul-05	$85,000	$42,500
							USGOM	LLOG	Jul-05	Jan-06	$105,000	$85,000
Sedco 703	semi		1973/1995		2,000	25,000	Australia	OMV	Mar-05	Apr-05	$83,000	$75,000
							Australia	BHPB	Apr-05	Apr-05	$135,000	$83,000
							Australia	Santos	Apr-05	May-05	$130,000	$135,000
									May-05	40-day shipyard program
							Australia	Apache	Jun-05	Jul-05	$75,000	$130,000
							Australia	BHPB	Jul-05	Jul-05	$135,000	$75,000
Sedco 711	semi		1982		1,800	25,000	UKNS	Shell	Dec-04	Dec-05	$50,000	$45,100
Transocean John Shaw	semi		1982		1,800	25,000	UKNS	Nexen	Dec-04	May-05	$85,000	$60,000
							UKNS	Kerr McGee	May-05	Aug-05	$115,000	$85,000
							UKNS	Nexen	Aug-05	Oct-06	$100,500	$115,000
Sedco 712	semi		1983		1,600	25,000	UKNS	Oilexco	Mar-05	Mar-06	$103,000	$47,000
Sedco 714	semi		1983/1997		1,600	25,000	UKNS	BG	Mar-05	Apr-05	$55,000	$50,000
							UKNS	BG	Apr-05	May-05	$60,000	$55,000
							UKNS		May-05	planned 14-day shipyard program		$60,000
							UKNS	ADTI	May-05	Aug-05	$145,000	$60,000
Actinia	semi		1982		1,500	25,000	India	Reliance	Oct-04	Oct-05	$54,000	$44,000
Sedco 601	semi		1983		1,500	25,000	Indonesia	Santos	Jan-05	Apr-05	$66,000	$66,000
							Indonesia	Santos	Apr-05	May-05	$77,000	$66,000
							Indonesia	Santos	May-05	Jun-05	$66,000	$77,000
							Indonesia	Santos	Jun-05	Jul-05	$77,000	$66,000
Sedneth 701	semi		1972/1993		1,500	25,000	Angola	ChevronTexaco	Jan-05	Apr-05	$73,000	$70,000
Sedco 702	semi		1973/1992		1,500	25,000	Australia		Apr-03	idle		$80,000
Transocean Winner	semi		1983		1,500	25,000	NNS		Aug-02	idle		$120,000
Transocean Searcher	semi		1983/1988		1,500	25,000	NNS	Statoil	Aug-04	Aug-05	$122,000	$103,800
							NNS	Statoil	Aug-05	Aug-06	$121,000	$122,000
Transocean Prospect	semi		1983/1992		1,500	25,000	UKNS		Oct-02	idle		$98,000
Transocean Wildcat	semi		1977/1985		1,300	25,000	UKNS		Oct-01	idle		$85,000
Transocean Explorer	semi		1976		1,250	25,000	UKNS		Jan-99	idle		$145,000
J.W. McLean	semi		1974/1996		1,250	25,000	UKNS	ConocoPhillips	Aug-04	Aug-05	$51,000	$60,000
Sedco 704	semi		1974/1993		1,000	25,000	UKNS	Venture	Jan-05	Jun-05	$63,500	$45,000
							UKNS	Venture	Jun-05	Jun-06	$91,000	$63,500
Sedco 706	semi		1976/1994		1,000	25,000	UKNS	Total	Jan-05	Dec-05	$78,000	$57,000

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : March 31, 2005
New Firm Contracts and Contract Extensions Noted in Bold
								Current		Current	Previous
Dynamically positioned «	Floater	Yr. Entered	(1)	Water	Drilling			Contract	Estimated (2)	Contract	Contract
Rig Type/Name	Type	Service		Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate (3)	Dayrate (3)

Jackups (26)
Interocean III		1978/1993		300	25,000	Egypt	Zeitco	May-03	Jul-05	$38,000	$39,000
Shelf Explorer		1982		300	20,000	Indonesia	Kodeco	Dec-04	Jul-05	$48,000	$58,000
Transocean Comet		1980		250	20,000	Egypt	GUPCO	Oct-03	Oct-05	$32,000	$27,300
Transocean Mercury		1969/1998		250	20,000	Egypt	Petrobel	Dec-03	May-05	$33,500	$30,500
Transocean Nordic		1984		300	25,000	India	ONGC	Mar-05	Mar-07	$74,200	$57,800
Trident II		1977/1985		300	25,000	India	ONGC	May-03	May-06	$60,000	$34,900
Trident IV (11)		1980/1999		300	25,000	Egypt	IEOC	Sep-04	Apr-05	$78,600	$59,900
						Italy	ENI	May-05	Jul-05	$57,500	$78,600
Trident VI		1981		220	21,000	Singapore		Mar-05	planned 35-day shipyard program and mob		$55,000
						Vietnam	VSP	Apr-05	Mar-06	$70,500	$55,000
Trident VIII		1982		300	21,000	Nigeria	Conoil	Feb-05	Aug-05	$55,500	$43,000
								Aug-05	120-day planned shipyard program		$55,000
						Nigeria	Conoil	Dec-05	Jan-08	$66,000	$55,000
Trident IX		1982		400	20,000	Vietnam	JVPC	Sep-04	Sep-05	$60,000	$56,300
						Vietnam	JVPC	Sep-05	Sep-06	$77,200	$60,000
Trident XII		1982/1992		300	25,000	India	ONGC	Nov-03	Nov-06	$62,250	$57,000
Trident XIV		1982/1994		300	20,000	Cabinda	ChevronTexaco	May-04	Apr-05	$60,000	$75,000
Trident 15		1982		300	25,000	Thailand	Unocal	Feb-05	Feb-06	$59,750	$53,500
						Singapore		May-05	40-day planned shipyard program		$59,750
Trident 16		1982		300	25,000	Enroute		Mar-05	under tow to Malaysia		$65,000
						Malaysia	Petronas Carigali	Apr-05	Oct-05	$69,000	$65,000
Trident 17		1983		355	25,000	Vietnam	Petronas Carigali	May-04	May-06	$57,500	$62,000
Trident 20		2000		350	25,000	Caspian	Petronas Carigali	Dec-04	Jul-05	$90,000	$90,000
Ron Tappmeyer		1978		300	25,000	India	ONGC	Nov-03	Nov-06	$62,250	$50,100
Randolph Yost		1979		300	25,000	India	ONGC	Nov-03	Nov-06	$60,750	$64,000
D.R. Stewart		1980		300	25,000	Italy	ENI	Mar-05	Mar-06	$54,000	$51,000
G.H. Galloway		1984		300	25,000	Italy	ENI	Jul-04	Jul-05	$51,000	$48,000
Harvey H. Ward		1981		300	25,000	Malaysia	Talisman	Jul-04	Jul-05	$46,350	$45,000
Roger W. Mowell		1982		300	25,000	Malaysia	Talisman	Nov-04	Nov-05	$46,350	$45,000
J.T. Angel		1982		300	25,000	Indonesia	BP	Dec-04	Oct-05	$60,000	$50,000
F.G. McClintock		1975		300	25,000	India	ONGC	Jan-05	Dec-07	$50,000	$50,000
C.E. Thornton		1974		300	25,000	India	ONGC	Oct-04	Oct-07	$45,000	$45,000
Jupiter		1981/1997		170	16,000	UAE		Sep-98	idle

Transocean Inc. Fleet

Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : March 31, 2005
New Firm Contracts and Contract Extensions Noted in Bold
									Current		Current	Previous
Dynamically positioned «	Floater		Yr. Entered	(1)	Water	Drilling			Contract	Estimated(2)	Contract	Contract
Rig Type/Name	Type		Service		Depth (ft.)	Depth	Location	Client	Start/Idle Date	Expiration	Dayrate (3)	Dayrate (3)

Self-ErectingTenders (4)
Searex 9			1981		400	20,000	Congo		Apr-04	idle		$42,000
Searex 10			1983/1994		450	21,000	Angola	ChevronTexaco	Feb-05	Feb-06	$41,000	$44,000
Charley Graves			1975		500	20,000	Enroute		Mar-05	under tow to Thailand		$40,000
							Thailand	Unocal	Apr-05	Apr-07	$40,500	$40,000
W.D. Kent			1977		400	20,000	Malaysia		Jan-03	idle		$35,000

Non-U.S. Drilling Barges (4)
Searex 4			1981/1989		21	25,000	Indonesia	Total	Sep-04	Sep-09	$39,200	N/A
Searex 6			1981/1991		25	25,000	Cameroon		Jul-02	idle		$27,500
Searex 12			1982/1992		25	25,000	Nigeria	Shell	Jun-04	Jun-05	$49,000	$49,000
Hibiscus (7)			1979/1993		25	16,000	Indonesia	Total	Jan-04	Jan-07	$47,700	$44,300

Platform Rigs (1)
Cliffs # 1			1988/98			18,000	China			idle

Other (2)
Joides Resolution (8)	ship	«	1978		27,000	30,000	Worldwide	IODP	May-04	Jun-05	$66,000	$88,750
Sedco 135D			1966/77/01		600		Brazil	SLB	Jun-01	Jun-09	$28,500	N/A

Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.
(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.
(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.
(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.
(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.
(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.(7) Owned by a joint venture in which the company has a 75% interest.
(7) Owned by a joint venture in which the company has a 75% interest.
(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.
(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.
(11) Rig was assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.
(12) The rig's new dayrate, effective in February 2005, is not reflected and is subject to an arbitration process expected to be concluded by May 2005.

Transocean Inc. Fleet